SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K/A

                         Current Report


                         April 23, 2004
       --------------------------------------------------
       (Date of Report - Date of Earliest Event Reported)

                           33-02035-A
                    ------------------------
                    (Commission File Number)


                    RAM Venture Holdings Corp.

           Florida                                59-2508470
-------------------------------               -------------------
(State or other jurisdiction of                  (IRS Employer
 incorporation or organization)               Identification No.)

              5310 South Shackleford Road, Suite D
                   Little Rock, Arkansas 72204
             ----------------------------------------
             (Address of Principal Executive Offices)

                         (501) 228-5590
                 -------------------------------
                 (Registrant's Telephone Number)

                   RAM Venture Holdings Corp.
                 3040 East Commercial Boulevard
                 Fort Lauderdale, Florida  33308
    ----------------------------------------------------------
    (Former Name, Former Address if changed since last report)


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Item 2.    Acquisition or Disposition of Assets.

           On April 23, 2004, American Apparel and Accessories, Inc., a privately held Arkansas corporation ("American Apparel"), was merged with and into RAM Venture Holdings Corp., a Florida corporation (the "Registrant"), with the Registrant surviving
(the "Merger"). A copy of the Agreement and Plan of Reorganization was filed an exhibit to the Registrant's Form 8-K filed with the Securities and Exchange Commission on April 7, 2004.


Item 4.    Change in Registrant's Certifying Accountant.

      (a) The Registrant had previously engaged Sherb & Co. LLP with offices at 2700 N. Military Trail, in Boca Raton, Florida as its independent, certified principal accountants for completion of necessary audit services. Following the Merger of the Registrant with American Apparel, effective as of April 23, 2004, the Board of Directors of the surviving entity dismissed Sherb & Co. LLP, and determined to engage Moore Stephens, P.C., with offices located at 340 North Avenue, Cranford, NJ, who had been previously engaged by American Apparel prior to the Merger for audit and other services. Work performed by Sherb & Co. LLP resulted in the audit of the Registrant's fiscal year ended December 31, 2003, which audit report was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Sherb & Co. LLP and to engage Moore Stephens, P.C. was approved by the full Board of Directors of the Registrant on April 28, 2004.

           Further, in connection with the audit services Sherb & Co. LLP performed for the Registrant, there were no disagreements with the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In advance of filing this Current Report on Form 8-K, the Registrant provided Sherb & Co. LLP and Moore Stephens, P.C. with a true copy of the text of this Form 8-K, Item 4, as filed.

           The Registrant has requested both Sherb & Co. LLP and Moore Stephens, P.C. to furnish a letter addressed to the Commission with regard to their respective dismissal and appointment as required by Regulation S-K, Sections 229.304(a)(2) and (3), and will amend this Current Report on Form 8-K upon its receipt of such letters.

           The Registrant has authorized its former accountant, Sherb & Co. LLP, to respond fully to the inquiries of its successor accountant, Moore Stephens, P.C. without limitation of any sort concerning any matter.

Item 5.    Other Events.

           Following is certain biographical information regarding the Registrant's current officers and directors. The Registrant is continuing to evaluate the composition of its Board of Directors to ensure compliance with all applicable securities laws and related regulations.

John Lewis - Chairman of the Board and Chief Executive Officer, Age 45. Mr. Lewis was Chairman and Chief Executive Officer of American Apparel since its formation in 1999 to acquire Natgear, LLC, now a wholly-owned subsidiary of the Registrant. Prior to forming American Apparel, Mr. Lewis purchased fifty percent (50%) of NatGear, LLC in 1998 from Larry Rial, another member of the



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Registrant's Board of Directors. Mr. Lewis has also been actively involved in oil and gas development throughout the time he has served as Chairman and Chief Executive Officer of American
Apparel.

Jeff Harris - President, Age 52. Mr. Harris was hired as President of American Apparel in January 2004. Mr. Lewis
convinced Mr. Harris to come out of retirement to become president of the Registrant. From 1998-2000, Mr. Harris was
President  of  Transwheel  of Florida, Inc.,  a  manufacturer  of aluminum car wheels. From 1995-1998, he consulted with Transwheel's parent company, Transwheel Inc. From 1993-1995, Mr. Harris was President of LMI Acquistion Corp., d/b/a Lengerich Meats, Inc. in Monroe, Indiana.

Larry Rial - Director, Age 43. Mr. Rial is responsible for the development of certain of the Company's products and formed the original company that manufactured Natural Gear products. Mr. Rial sold 50% of that company to Mr. Lewis, the Registrant's Chairman and Chief Executive Officer, in 1998. Mr. Rial has served as President of Natgear, LLC since 1999.

Leland Sykes - Director, Director of Sales and Marketing, Age 47.
Mr. Sykes has served as the Director of Marketing and Sales for American Apparel since 1998.

Larry Wallace - Director, Age 38. Mr. Wallace has served as a director of American Apparel and Accessories, Inc. since March 2003. Mr. Wallace currently serves as the Chief Financial Officer and as a director of EFO Holdings, Inc. in Dallas, TX, which owns a group of privately owned companies, including oil and gas and communications businesses.

William Colvin - Director, Age 54. Since 2001, Mr. Colvin has been an owner and acting Secretary and Treasurer of Simsboro Wood Co. in Bernice, LA. From 1981-2001, Mr. Colvin was a fifty percent (50%) owner of Chips of Louisiana, Inc., which was acquired by Simsboro. These companies are in the timber and lumber manufacturing industry.

Shane Jones - Director, Age 42. Mr. Jones is the producer of the Registrant's television show, Wildlife Quest. He also serves as president of the Registrant's wholly-owned subsidiary, Wildlife Quest Productions, Inc., an Arkansas corporation. Mr. Jones has been a director of American Apparel and Accessories, Inc. and served as President of Wildlife Quest Productions, Inc. since 2000. Prior to 2000, Mr. Jones was the owner/operator of his outdoor television production company Wildlife Quest, Inc., an Oklahoma corporation.

Item 7.    Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

The required Financial statements of American Apparel will be filed with the Securities and Exchange Commission within 60 days of the filing of this Form 8-K.

(b)   Pro forma financial information.

The required Pro forma financial information will be filed with the Securities and Exchange Commission within 60 days of the filing of this Form 8-K.

Exhibit       Description
-------       -----------

  16.1        Letter from Sherb & Co., LLP, Certified Public
              Accountants dated May 10, 2004


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Item 8.    Change in Fiscal Year

On April 23, 2004, the Board of Directors of the surviving entity unanimously executed a resolution changing the fiscal year end of the Registrant to March 31 from December 31. The transition period from January 1, 2004 through March 31, 2004 will be covered in a quarterly report on Form 10-Q to be filed on or before May 17, 2004.























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                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RAM VENTURE HOLDINGS CORP.



Dated: May 14, 2004           BY: /s/John Lewis
                                 -------------------------------
                                 John Lewis, Chief Executive
                                 Officer



































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